UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2024
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
On June 16, 2024, the board of directors of GRI Bio, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Employment Agreement, dated July 1, 2023 (the “Employment Agreement”), between the Company and Albert Agro, Ph.D., its Chief Medical Officer. The Amendment became effective on June 17, 2024.
The Amendment provides that Dr. Agro is required to work at least 70 hours per month for the Company, and may devote the balance of his time to other consulting or employment activities. In addition, Dr. Agro’s current annual base salary of $325,000 has been reduced to $100,000 and he is no longer eligible for an annual cash performance bonus under his Employment Agreement. Pursuant to the Amendment, Dr. Agro’s Employment Agreement no longer provides for severance payments upon Dr. Agro’s termination without cause or resignation for good reason. Instead, his employment may be terminated by either the Company or Dr. Agro upon 30 days’ prior written notice to the other party, upon which termination, the Company will pay to Dr. Agro any portion of Dr. Agro’s annual base salary earned through the effective date of the termination and any business expenses then-unreimbursed.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed by amendment to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1#	Amendment No. 1 to Employment Agreement, dated June 17, 2024, between the Company and Albert Agro, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Indicates a management contract or any compensatory plan, contract or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2024	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer